Exhibit 99.2

Capital One Financial Corporation
Financial Supplement
First Quarter 2011

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial & Statistical Summary—Consolidated

(Dollars in millions, except per share data and as noted) (unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1
Earnings
Net interest income	$3,140	$3,023	$3,109	$3,097	$3,228
Non-interest income (1)(2)	942	939	907	807	1,061 (3)
Total revenue (4)	$4,082	$3,962	$4,016	$3,904	$4,289
Provision for loan and lease losses	534	839	867	723	1,478
Marketing expenses	276	308	250	219	180
Operating expenses (5)	1,886	1,783	1,746	1,781	1,667
Income from continuing operations before income taxes	$1,386	$1,032	$1,153	$1,181	$964
Income tax provision	354	331	335	369	244
Income from continuing operations, net of tax	1,032	701	818	812	720
Loss from discontinued operations, net of tax (2)	(16)	(4)	(15)	(204)	(84)
Net income	$1,016	$697	$803	$608	$636

Common Share Statistics
Basic EPS:
Income from continuing operations, net of tax	$2.27	$1.55	$1.81	$1.79	$1.59
Loss from discontinued operations, net of tax	(0.03)	(0.01)	(0.03)	(0.45)	(0.18)
Net income per common share	$2.24	$1.54	$1.78	$1.34	$1.41
Diluted EPS:
Income from continuing operations, net of tax	$2.24	$1.53	$1.79	$1.78	$1.58
Loss from discontinued operations, net of tax	(0.03)	(0.01)	(0.03)	(0.45)	(0.18)
Net income per common share	$2.21	$1.52	$1.76	$1.33	$1.40
Weighted average common shares outstanding:
Basic EPS	454.1	452.7	452.5	452.1	451.0
Diluted EPS	460.3	457.2	456.6	456.4	455.4
Common shares outstanding (period end)	455.2	452.8	452.6	452.3	451.9
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end) (6)	29.70	27.73	26.60	24.89	22.86
Stock price per common share (period end)	51.96	42.56	39.55	40.30	41.41
Total market capitalization (period end)	23,652	19,271	17,900	18,228	18,713

Balance Sheet (Period End)
Loans held for investment	$124,092	$125,947	$126,334	$127,140	$130,115
Interest-earning assets	172,849	172,024	170,520	170,547	174,237
Total assets	199,300	197,503	196,933	197,489	200,708
Tangible assets (7)	184,928	183,158	182,904	183,474	186,647
Interest-bearing deposits	109,097	107,162	104,741	103,172	104,013
Total deposits	125,446	122,210	119,212	117,331	117,787
Borrowings	39,797	41,796	44,333	48,018	52,672
Stockholders' equity	27,550	26,541	26,061	25,270	24,374
Tangible common equity (TCE) (8)	13,520	12,558	12,037	11,259	10,330

Balance Sheet (Quarterly Average Balances)
Average loans held for investment	$125,077	$125,441	$126,307	$128,203	$134,206
Average interest-earning assets	173,540	173,992	172,473	174,672	181,902
Average total assets	198,075	197,704	196,598	199,357	207,232
Average interest-bearing deposits	108,633	106,597	104,186	104,163	104,018
Average total deposits	124,158	121,736	118,255	118,484	117,530
Average borrowings	40,538	42,428	45,910	50,404	59,973
Average stockholders' equity	27,009	26,255	25,307	24,526	23,681

Performance Metrics
Net interest income growth (quarter over quarter)	4%	(3)%	0%	(4)%	65%
Non-interest income growth (quarter over quarter)	0	4	12	(24)	(25)
Revenue growth (quarter over quarter)	3	(1)	3	(9)	27
Revenue margin (9)	9.41	9.11	9.31	8.94	9.43
Net interest margin (10)	7.24	6.95	7.21	7.09	7.10
Risk-adjusted margin (11)	6.77	5.90	5.78	5.01	4.99
Return on average assets (12)	2.08	1.42	1.66	1.63	1.39
Return on average equity (13)	15.28	10.68	12.93	13.24	12.16
Return on average tangible common equity (14)	31.73	22.90	28.95	30.97	29.98
Non-interest expense as a % of average loans held for investment (15)	6.91	6.67	6.32	6.24	5.50
Efficiency ratio (16)	52.96	52.78	49.70	51.23	43.06
Effective income tax rate	25.5	32.1	29.1	31.2	25.3
Full-time equivalent employees (in thousands)	27.9	25.7	25.7	25.7	25.9

Credit Quality Metrics (17)
Allowance for loan and lease losses	$5,067	$5,628	$6,175	$6,799	$7,752
Allowance as a % of loans held for investment	4.08%	4.47%	4.89%	5.35%	5.96%
Net charge-offs	$1,145	$1,394	$1,522	$1,717	$2,018
Net charge-off rate (18)	3.66%	4.45%	4.82%	5.36%	6.02%
30+ day performing delinquency rate	3.11	3.60	3.71	3.81	4.22

Capital Ratios
Tier 1 risk-based capital ratio (19)	10.9%	11.6%	11.1%	9.9%	9.6%
Tier 1 common equity ratio (20)	8.4	8.8	8.2	7.0	6.5
Total risk-based capital ratio (21)	14.2	16.8	16.4	17.0	16.9
Tangible common equity (TCE) ratio (22)	7.3	6.9	6.6	6.1	5.5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Notes to Consolidated Financial & Statistical Summary (Table 1)

(1)
Includes the impact from the change in fair value of retained interests, including interest-only strips, which totaled $7 million in Q1 2011, $8 million in Q4 2010, $6 million in Q3 2010, $17 million in Q2 2010 and $(36) million in Q1 2010.

(2)
The mortgage representation and warranty reserve increased to $846 million as of March 31, 2011, from $816 million as of December 31, 2010. We recorded a provision for repurchase losses of $44 million in Q1 2011, $(7) million in Q4 2010, $16 million in Q3 2010, $404 million in Q2 2010 and $224 million in Q1 2010. The majority of the provision for repurchase losses is included in discontinued operations, with the remaining portion included in non-interest income.

(3)
During Q1 2010, certain mortgage trusts were deconsolidated as a result of the sale of interest-only bonds associated with the trusts. The net effect of the deconsolidation resulted in a gain of $128 million, which is included in non-interest income.

(4)
The estimated uncollectible portion of billed finance charges and fees excluded from revenue totaled $105 million in Q1 2011, $144 million in Q4 2010, $190 million in Q3 2010, $261 million in Q2 2010 and $354 million in Q1 2010.

(5)
Includes core deposit intangible amortization expense of $45 million in Q1 2011, $47 million in Q4 2010, $49 million in Q3 2010, $50 million in Q2 2010 and $52 million in Q1 2010 and integration costs of $2 million in Q1 2011, $15 million in Q4 2010, $27 million in Q3 2010, $22 million in Q2 2010 and $17 million in Q1 2010.

(6)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this measure.

(7)
Tangible assets is a non-GAAP measure consisting of total assets less assets from discontinued operations and intangible assets. See "Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this measure.

(8)
Tangible common equity is a non-GAAP measure consisting of total stockholders' equity less intangible assets. See "Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this measure.

(9)	Calculated based on annualized total revenue for the period divided by average interest-earning assets for the period.

(10)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(11)	Calculated based on annualized total revenue less net charge-offs for the period divided by average interest-earning assets for the period.

(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(13)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders' equity for the period.

(14)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period.

(15)	Calculated based on annualized non-interest expense, excluding restructuring and goodwill impairment charges, for the period divided by average loans held for investment for the period.

(16)	Calculated based on non-interest expense, excluding restructuring and goodwill impairment charges, for the period divided by total revenue for the period.

(17)
Purchased credit impaired (PCI) loans acquired as part of the Chevy Chase Bank (CCB) acquisition are included in the denominator used in calculating the credit quality metrics presented in Table 1. These metrics excluding the impact of loans acquired from CCB from the denominator are presented below:

	2011	2010	2010	2010	2010
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
CCB period-end acquired loan portfolio	$5,351	$5,532	$5,891	$6,381	$6,799
CCB average acquired loan portfolio	5,305	5,633	6,014	6,541	7,037
Allowance as a % of loans held for investment, excluding CCB loans	4.27%	4.67%	5.12%	5.63%	6.29%
Net charge-off rate, excluding CCB loans	3.82	4.65	5.06	5.64	6.35
30+ day performing delinquency rate, excluding CCB	3.25	3.76	3.89	4.01	4.46

(18)
Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period. Average loans held for investment include purchased credit impaired loans acquired as part of the Chevy Chase Bank acquisition.

(19)
Tier 1 risk-based capital ratio is a regulatory measure calculated based on Tier 1 capital divided by risk-weighted assets. See "Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio.

(20)
Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets. See "Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio and non-GAAP reconciliation.

(21)
Total risk-based capital ratio is regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets. See "Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio.

(22)
Tangible common equity ratio ("TCE ratio") is a non-GAAP measure calculated based on tangible common equity divided by tangible assets. See "Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio and non-GAAP reconciliation.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in millions, except per share data) (unaudited)	2011	2010	2010

Interest income:
Loans held for investment, including past-due fees	$3,417	$3,352	$3,658
Investment securities	316	305	349
Other	19	17	23
Total interest income	3,752	3,674	4,030

Interest expense:
Deposits	322	340	399
Securitized debt obligations	146	165	242
Senior and subordinated notes	64	65	68
Other borrowings	80	81	93
Total interest expense	612	651	802

Net interest income	3,140	3,023	3,228
Provision for loan and lease losses	534	839	1,478
Net interest income after provision for loan and lease losses	2,606	2,184	1,750

Non-interest income:
Servicing and securitizations	11	12	(36)
Service charges and other customer-related fees	525	496	585
Interchange	320	350	311
Net other-than-temporary impairment losses recognized in earnings	(3)	(3)	(31)
Other	89	84	232
Total non-interest income	942	939	1,061

Non-interest expense:
Salaries and associate benefits	741	657	646
Marketing	276	308	180
Communications and data processing	164	182	169
Supplies and equipment	135	139	124
Occupancy	119	114	120
Other	727	691	608
Total non-interest expense	2,162	2,091	1,847
Income from continuing operations before income taxes	1,386	1,032	964
Income tax provision	354	331	244
Income from continuing operations, net of tax	1,032	701	720
Loss from discontinued operations, net of tax	(16)	(4)	(84)
Net income	$1,016	$697	$636

Basic earnings per common share:
Income from continuing operations, net of tax	$2.27	$1.55	$1.59
Loss from discontinued operations, net of tax	(0.03)	(0.01)	(0.18)
Net income per common share	$2.24	$1.54	$1.41

Diluted earnings per common share:
Income from continuing operations	$2.24	$1.53	$1.58
Loss from discontinued operations	(0.03)	(0.01)	(0.18)
Net income per common share	$2.21	$1.52	$1.40

Weighted average common shares outstanding (in millions):
Basic EPS	454.1	452.7	451.0
Diluted EPS	460.3	457.2	455.4

Dividends per common share	$0.05	$0.05	$0.05

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

	March 31,	December 31,	March 31,
(Dollars in millions)(unaudited)	2011	2010	2010

Assets:
Cash and due from banks	$2,028	$2,067	$2,929
Interest-bearing deposits with banks	5,397	2,776	4,092
Federal funds sold and repurchase agreements	546	406	477
Cash and cash equivalents	7,971	5,249	7,498
Restricted cash for securitization investors	2,556	1,602	3,286
Securities available for sale, at fair value	41,566	41,537	38,251
Loans held for investment:
Unsecuritized loans held for investment, at amortized cost	75,184	71,921	72,592
Restricted loans for securitization investors	48,908	54,026	57,523
Total loans held for investment	124,092	125,947	130,115
Less: Allowance for loan and lease losses	(5,067)	(5,628)	(7,752)
Net loans held for investment	119,025	120,319	122,363
Loans held for sale, at lower-of-cost-or-fair-value	117	228	248
Accounts receivable from securitizations	112	118	206
Premises and equipment, net	2,739	2,749	2,735
Interest receivable	1,025	1,070	1,135
Goodwill	13,597	13,591	13,589
Other	10,592	11,040	11,397
Total assets	$199,300	$197,503	$200,708

Liabilities:
Interest payable	$411	$488	$522
Customer deposits:
Non-interest bearing deposits	16,349	15,048	13,773
Interest-bearing deposits	109,097	107,162	104,013
Total customer deposits	125,446	122,210	117,786
Securitized debt obligations	24,506	26,915	37,830
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,970	1,517	840
Senior and subordinated notes	8,545	8,650	9,134
Other borrowings	4,776	4,714	4,868
Total other debt	15,291	14,881	14,842
Other liabilities	6,096	6,468	5,353
Total liabilities	171,750	170,962	176,333

Stockholders' equity:
Common stock	5	5	5
Paid-in capital, net	19,141	19,084	18,991
Retained earnings and accumulated other comprehensive income	11,644	10,654	8,577
Less: Treasury stock, at cost	(3,240)	(3,202)	(3,198)
Total stockholders' equity	27,550	26,541	24,375
Total liabilities and stockholders' equity	$199,300	$197,503	$200,708

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Average Balances, Net Interest Income and Net Interest Margin

	Quarter Ended 03/31/11			Quarter Ended 12/31/10			Quarter Ended 03/31/10
(Dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$125,077	$3,417	10.93%	$125,441	$3,352	10.69%	$134,206	$3,658	10.90%
Investment securities	41,532	316	3.04	41,004	305	2.98	38,087	349	3.67
Other	6,931	19	1.10	7,547	17	0.90	9,609	23	0.96
Total interest-earning assets	$173,540	$3,752	8.65%	$173,992	$3,674	8.45%	$181,902	$4,030	8.86%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$13,648	$9	0.26%	$12,918	$8	0.25%	$12,276	$16	0.52%
Money market deposit accounts	45,613	110	0.96	43,822	110	1.00	39,364	96	0.98
Savings accounts	26,801	55	0.82	25,121	54	0.86	18,627	42	0.90
Other consumer time deposits	15,344	99	2.58	16,941	112	2.64	24,253	174	2.87
Public fund CD's of $100,000 or more	149	1	2.68	204	1	1.96	400	2	2.00
CD's of $100,000 or more	6,097	47	3.08	6,696	54	3.23	8,180	68	3.33
Foreign time deposits	981	1	0.41	895	1	0.45	918	1	0.44
Total interest-bearing deposits	$108,633	$322	1.19%	$106,597	$340	1.28%	$104,018	$399	1.53%
Securitized debt obligations	25,515	146	2.29	27,708	165	2.38	45,581	242	2.12
Senior and subordinated notes	8,090	64	3.16	8,096	65	3.21	8,757	68	3.11
Other borrowings	6,933	80	4.62	6,624	81	4.89	5,634	93	6.60
Total interest-bearing liabilities	$149,171	$612	1.64%	$149,025	$651	1.75%	$163,990	$802	1.96%

Net interest income/spread		$3,140	7.01%		$3,023	6.70%		$3,228	6.90%

Interest income to average interest-earning assets			8.65%			8.45%			8.86%
Interest expense to average interest-earning assets			1.41			1.50			1.76
Net interest margin			7.24%			6.95			7.10%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Lending Information and Statistics

	2011	2010	2010	2010	2010
(Dollars in millions)(unaudited)	Q1	Q4	Q3	Q2	Q1
Period-end loans held for investment
Credit card:
Domestic credit card	$50,570	$53,849	$53,839	$54,628	$56,228
International credit card	8,735	7,522	7,487	7,269	7,578
Total credit card	59,305	61,371	61,326	61,897	63,806
Consumer banking:
Automobile	18,342	17,867	17,643	17,221	17,446
Home loan	11,741	12,103	12,763	13,322	13,967
Retail banking	4,223	4,413	4,591	4,770	4,970
Total consumer banking	34,306	34,383	34,997	35,313	36,383
Commercial banking:
Commercial and multifamily real estate	13,543	13,396	13,383	13,580	13,618
Middle market	10,758	10,484	10,456	10,203	10,310
Specialty lending	3,936	4,020	3,813	3,815	3,619
Total commercial lending	28,237	27,900	27,652	27,598	27,547
Small-ticket commercial real estate	1,780	1,842	1,890	1,977	2,065
Total commercial banking	30,017	29,742	29,542	29,575	29,612
Other loans (1)	464	451	469	470	464
Total	$124,092	$125,947	$126,334	$127,255	$130,265

Average loans held for investment
Credit card:
Domestic credit card	$51,889	$53,189	$54,049	$55,252	$58,108
International credit card	8,697	7,419	7,342	7,427	7,814
Total credit card	60,586	60,608	61,391	62,679	65,922
Consumer banking:
Automobile	18,025	17,763	17,397	17,276	17,769
Home loan	11,960	12,522	13,024	13,573	15,434
Retail banking	4,251	4,466	4,669	4,811	5,042
Total consumer banking	34,236	34,751	35,090	35,660	38,245
Commercial banking:
Commercial and multifamily real estate	13,345	13,323	13,411	13,543	13,716
Middle market	10,666	10,460	10,352	10,276	10,324
Specialty lending	3,964	3,947	3,715	3,654	3,609
Total commercial lending	27,975	27,730	27,478	27,473	27,649
Small-ticket commercial real estate	1,818	1,887	1,957	2,060	2,074
Total commercial banking	29,793	29,617	29,435	29,533	29,723
Other loans (1)	462	465	475	463	489
Total	$125,077	$125,441	$126,391	$128,335	$134,379

Net charge-off rates
Credit card:
Domestic credit card	6.20%	7.28%	8.23%	9.49%	10.48%
International credit card	5.74	6.68	7.60	8.38	8.83
Total credit card	6.13%	7.21%	8.16%	9.36%	10.29%
Consumer banking:
Automobile	1.98%	2.65%	2.71%	2.09%	2.97%
Home loan(2)	0.71	0.89	0.41	0.46	0.94
Retail banking(2)	2.24	2.40	2.20	2.11	2.11
Total consumer banking(2)	1.57%	1.98%	1.79%	1.47%	2.03%
Commercial banking:
Commercial and multifamily real estate(2)	0.56%	1.15%	1.78%	1.17%	1.45%
Middle market (2)	0.18	0.94	0.43	0.78	0.82
Specialty lending	0.30	0.63	0.64	0.87	0.90
Total commercial lending(2)	0.38%	1.00%	1.11%	0.98%	1.14%
Small-ticket commercial real estate	7.14	7.72	3.48	4.21	4.43
Total commercial banking(2)	0.79%	1.43%	1.27%	1.21%	1.37%
Other loans	19.91%	21.11%	17.63%	27.95%	18.82%
Total	3.66%	4.45%	4.82%	5.35%	6.01%

30+ day performing delinquency rates
Credit card:
Domestic credit card	3.59%	4.09%	4.53%	4.79%	5.30%
International credit card	5.55	5.75	5.84	6.03	6.39
Total credit card	3.88%	4.29%	4.69%	4.94%	5.43%
Consumer banking:
Automobile	5.79%	7.58%	7.42%	7.25%	7.10%
Home loan(2)	0.61	0.64	0.69	0.68	0.93
Retail banking(2)	0.93	0.93	1.08	0.87	1.02
Total consumer banking(2)	3.42%	4.28%	4.14%	3.91%	3.90%

Nonperforming asset rates(3) (4)
Consumer banking:
Automobile	0.39%	0.64%	0.60%	0.56%	0.55%
Home loan(2)	4.34	4.25	4.09	3.78	3.17
Retail banking(2)	2.44	2.66	2.41	2.25	2.07
Total consumer banking(2)	2.00%	2.17%	2.11%	2.00%	1.76%
Commercial banking:
Commercial and multifamily real estate(2)	2.63%	2.23%	2.44%	2.82%	3.65%
Middle market (2)	1.14	1.33	1.36	1.20	1.15
Specialty lending	1.19	1.30	1.75	1.94	2.18
Total commercial lending(2)	1.86%	1.76%	1.94%	2.10%	2.52%
Small-ticket commercial real estate	3.39	2.38	2.04	3.57	4.18
Total commercial banking(2)	1.95%	1.80%	1.94%	2.20%	2.64%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Financial & Statistical Summary—Credit Card Business

	2011	2010	2010	2010	2010
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Credit Card
Earnings:
Net interest income	$1,941	$1,870	$1,934	$1,976	$2,113
Non-interest income	674	672	671	659	718
Total revenue	$2,615	$2,542	$2,605	$2,635	$2,831
Provision for loan and lease losses	450	589	660	765	1,175
Non-interest expense	1,178	1,056	978	1,002	914
Income from continuing operations before taxes	987	897	967	868	742
Income tax provision	344	311	336	301	253
Income from continuing operations, net of tax	$643	$586	$631	$567	$489

Selected metrics:
Period end loans held for investment	$59,305	$61,371	$61,326	$61,897	$63,806
Average loans held for investment	60,586	60,608	61,391	62,679	65,922
Loans held for investment yield	14.93%	13.97%	14.27%	14.25%	14.88%
Revenue margin	17.26	16.78	16.97	16.82	17.18
Net charge-off rate	6.13	7.21	8.16	9.36	10.29
30+ day performing delinquency rate	3.88	4.29	4.69	4.94	5.43
Purchase volume (5)	$27,797	$29,379	$27,039	$26,570	$23,924

Domestic Card
Earnings:
Net interest income	$1,651	$1,621	$1,691	$1,735	$1,865
Non-interest income	583	594	575	560	618
Total revenue	$2,234	$2,215	$2,266	$2,295	$2,483
Provision for loan and lease losses	230	505	577	675	1,096
Non-interest expense	990	935	844	869	809
Income from continuing operations before taxes	1,014	775	845	751	578
Income tax provision	360	276	301	268	206
Income from continuing operations, net of tax	$654	$499	$544	$483	$372

Selected metrics:
Period end loans held for investment	$50,570	$53,849	$53,839	$54,628	$56,228
Average loans held for investment	51,889	53,189	54,049	55,252	58,108
Loans held for investment yield	14.65%	13.57%	13.95%	13.98%	14.78%
Revenue margin	17.22	16.66	16.77	16.61	17.09
Net charge-off rate	6.20	7.28	8.23	9.49	10.48
30+ day performing delinquency rate	3.59	4.09	4.53	4.79	5.30
Purchase volume (5)	$25,024	$26,985	$24,858	$24,513	$21,988

International Card
Earnings:
Net interest income	$290	$249	$243	$241	$248
Non-interest income	91	78	96	99	100
Total revenue	$381	$327	$339	$340	$348
Provision for loan and lease losses	220	84	83	90	79
Non-interest expense	188	121	134	133	105
Income (loss) from continuing operations before taxes	(27)	122	122	117	164
Income tax provision (benefit)	(16)	35	35	33	47
Income (loss) from continuing operations, net of tax	$(11)	$87	$87	$84	$117

Selected metrics:
Period end loans held for investment	$8,735	$7,522	$7,487	$7,269	$7,578
Average loans held for investment	8,697	7,419	7,342	7,427	7,814
Loans held for investment yield	16.65%	16.82%	16.62%	16.21%	15.66%
Revenue margin	17.52	17.63	18.47	18.31	17.81
Net charge-off rate	5.74	6.68	7.60	8.38	8.83
30+ day performing delinquency rate	5.55	5.75	5.84	6.03	6.39
Purchase volume (5)	$2,773	$2,394	$2,181	$2,057	$1,936

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Financial & Statistical Summary—Consumer Banking Business

	2011	2010	2010	2010	2010
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Consumer Banking
Earnings:
Net interest income	$983	$950	$946	$935	$896
Non-interest income	186	196	196	162	316
Total revenue	$1,169	$1,146	$1,142	$1,097	$1,212
Provision for loan and lease losses	95	189	114	(112)	50
Non-interest expense	740	770	757	735	688
Income from continuing operations before taxes	334	187	271	474	474
Income tax provision	119	67	96	169	169
Income from continuing operations, net of tax	$215	$120	$175	$305	$305

Selected metrics:
Period end loans held for investment	$34,306	$34,383	$34,997	$35,313	$36,383
Average loans held for investment	34,236	34,751	35,090	35,660	38,245
Loans held for investment yield	9.60%	9.20%	9.28%	8.99%	8.96%
Auto loan originations	$2,571	$2,217	$2,439	$1,765	$1,343
Period end deposits	86,355	82,959	79,506	77,407	76,883
Average deposits	83,884	81,834	78,224	77,082	75,115
Deposit interest expense rate	1.06%	1.13%	1.18%	1.18%	1.27%
Core deposit intangible amortization	$35	$34	$36	$36	$38
Net charge-off rate (2)	1.57%	1.98%	1.79%	1.47%	2.03%
Nonperforming loans as a percentage of loans held for investment (2)(3)	1.84	1.97	1.92	1.82	1.62
Nonperforming asset rate (2) (3)	2.00	2.17	2.11	2.00	1.76
30+ day performing delinquency rate (2) (3)	3.42	4.28	4.14	3.91	3.90
Period end loans serviced for others	$19,956	$20,689	$20,298	$21,425	$26,778

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial & Statistical Summary—Commercial Banking Business

	2011	2010	2010	2010	2010
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Commercial Banking
Earnings:
Net interest income	$321	$336	$325	$319	$312
Non-interest income	71	49	30	60	42
Total revenue	$392	$385	$355	$379	$354
Provision for loan and lease losses	(15)	34	95	62	238
Non-interest expense	177	207	199	198	192
Income (loss) from continuing operations before taxes	230	144	61	119	(76)
Income tax provision (benefit)	82	51	22	42	(27)
Income (loss) from continuing operations, net of tax	$148	$93	$39	$77	$(49)

Selected metrics:
Period end loans held for investment	$30,017	$29,742	$29,542	$29,575	$29,612
Average loans held for investment	29,793	29,617	29,435	29,533	29,723
Loans held for investment yield	4.80%	5.13%	5.13%	4.94%	5.03%
Period end deposits	$24,244	$22,630	$22,100	$21,527	$21,605
Average deposits	24,138	22,808	21,899	22,171	21,859
Deposit interest expense rate	0.55%	0.61%	0.67%	0.67%	0.72%
Core deposit intangible amortization	$11	$13	$14	$14	$14
Net charge-off rate (2)	0.79%	1.43%	1.27%	1.21%	1.37%
Nonperforming loans as a percentage of loans held for investment (2)	1.84	1.66	1.81	2.04	2.48
Nonperforming asset rate (2)	1.95	1.80	1.94	2.20	2.64

Internal risk ratings criticized loans: (6)
Noncriticized	$26,983	$26,663	$26,011	$25,785	$25,519
Criticized performing	1,919	2,025	2,277	2,406	2,483
Criticized nonperforming	553	494	534	603	735
Total non-PCI loans	29,455	29,182	28,822	28,794	28,737
Total PCI loans	562	560	720	781	875
Total	$30,017	$29,742	$29,542	$29,575	$29,612

% of period end held for investment commercial loans:
Noncriticized	89.89%	89.65%	88.05%	87.19%	86.18%
Criticized performing	6.39	6.81	7.71	8.14	8.39
Criticized nonperforming	1.84	1.66	1.81	2.04	2.48
Total non-PCI loans	98.13	98.12	97.56	97.36	97.05
Total PCI loans	1.87	1.88	2.44	2.64	2.95
Total	100.00%	100.00%	100.00%	100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Other and Total Segment

	2011	2010	2010	2010	2010
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Other
Earnings:
Net interest income (expense)	$(105)	$(133)	$(93)	$(132)	$(91)
Non-interest income (expense)	11	22	7	(74)	(14)
Total revenue	$(94)	$(111)	$(86)	$(206)	$(105)
Provision for loan and lease losses	4	27	(2)	10	18
Non-interest expense	67	58	62	65	53
Income (loss) from continuing operations before taxes	(165)	(196)	(146)	(281)	(176)
Income tax benefit	(191)	(98)	(119)	(143)	(151)
Income (loss) from continuing operations, net of tax	$26	$(98)	$(27)	$(138)	$(25)

Selected metrics:
Period end loans held for investment (1)	$464	$451	$469	$470	$464
Average loans held for investment (1)	462	465	475	463	489
Period end deposits	14,847	16,621	17,606	18,397	19,299
Average deposits	16,136	17,094	18,132	19,231	20,556

Total
Earnings:
Net interest income	$3,140	$3,023	$3,112	$3,099	$3,230
Non-interest income	942	939	904	807	1,062
Total revenue	$4,082	$3,962	$4,016	$3,906	$4,292
Provision for loan and lease losses	534	839	867	725	1,481
Non-interest expense	2,162	2,091	1,996	2,000	1,847
Income from continuing operations before taxes	1,386	1,032	1,153	1,181	964
Income tax provision	354	331	335	369	244
Income from continuing operations, net of tax	$1,032	$701	$818	$812	$720

Selected metrics:
Period end loans held for investment	$124,092	$125,947	$126,334	$127,255	$130,265
Average loans held for investment	125,077	125,441	126,391	128,335	134,379
Period end deposits	125,446	122,210	119,212	117,331	117,787
Average deposits	124,158	121,736	118,255	118,484	117,530

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Notes to Loan and Segment Disclosures (Tables 6 — 10)

(1)	Other loans held for investment includes unamortized premiums and discounts on loans acquired as part of the North Fork and Hibernia acquisitions.

(2)
Purchased credit impaired loans acquired as part of the Chevy Chase Bank (CCB) acquisition are included in the denominator used in calculating the credit quality ratios presented in Tables 6-10. These metrics excluding the impact of loans acquired from CCB from the denominator are presented below:

	2011	2010	2010	2010	2010
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
CCB period end acquired loan portfolio	$5,351	$5,532	$5,891	$6,381	$6,799
CCB average acquired loan portfolio	5,305	5,633	6,014	6,541	7,037

Net charge-off rates
Consumer banking:
Home loan	1.16%	1.46%	0.68%	0.77%	1.02%
Retail banking	2.32	2.49	2.29	2.23	2.22
Total consumer banking	1.82%	2.32%	2.11%	1.76%	2.28%

Commercial banking:
Commercial and multifamily real estate	0.57%	1.17%	1.81%	1.19%	1.48%
Middle market	0.18	0.97	0.44	0.82	0.87
Total commercial lending	0.38%	1.02%	1.14%	1.01%	1.48%
Total commercial banking	0.80%	1.45%	1.30%	1.24%	1.41%

30+ day performing delinquency rates
Consumer banking:
Home loan	1.02%	1.06%	1.16%	1.14%	1.58%
Retail banking	0.93	0.97	1.12	0.91	1.07
Total consumer banking	3.98%	5.01%	4.88%	4.65%	4.67%

Nonperforming asset rates
Consumer banking:
Home loan	7.24%	7.05%	6.83%	6.30%	5.36%
Retail banking	2.44	2.77	2.51	2.37	2.17
Total consumer banking	2.32%	2.54%	2.49%	2.38%	2.11%

Commercial banking:
Commercial and multifamily real estate	2.68%	2.28%	2.47%	2.90%	3.71%
Middle market	1.17	1.36	1.42	1.25	1.23
Total commercial lending	1.90%	1.79%	1.98%	2.16%	2.60%
Total commercial banking	1.99%	1.83%	1.98%	2.26%	2.72%

Nonperforming loans as a percentage of loans held for investment
Consumer banking	2.14%	2.30%	2.26%	2.16%	1.93%
Commercial banking	1.88	1.69	1.84	2.09	2.55

(3)
Nonperforming assets consist of nonperforming loans and real estate owned ("REO") and foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each segment divided by the combined total of loans held for investment, REO and foreclosed assets for each respective segment.

(4)
As permitted by regulatory guidance, our policy is generally to exempt delinquent credit card loans from being classified as nonperforming. We continue to accrue finance charges and fees on credit card loans until the loan is charged off, typically when the account becomes 180 days past due. Billed finance charges and fees considered uncollectible are not recognized in income.

(5)	Includes credit card purchase transactions net of returns. Excludes cash advance transactions.

(6)	Criticized exposures correspond to the "Special Mention," "Substandard" and "Doubtful" asset categories defined by banking regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (TCE), TCE ratio, Tier 1 common equity and Tier 1 common equity ratio. The table below provides the details of the calculation of each of these measures. While these non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2011		2010	2010	2010	2010
(Dollars in millions)(unaudited)	Q1		Q4	Q3	Q2	Q1
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$27,009		$26,255	$25,307	$24,526	$23,681
Less: Average intangible assets (1)	(14,001)		(14,008)	(14,003)	(14,039)	(14,075)
Average tangible common equity	$13,008		$12,247	$11,304	$10,487	$9,606

Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$27,550		$26,541	$26,061	$25,270	$24,374
Less: Intangible assets (1)	(14,030)		(13,983)	(14,024)	(14,011)	(14,044)
Tangible common equity	$13,520		$12,558	$12,037	$11,259	$10,330

Total Assets to Tangible Assets
Total assets	$199,300		$197,503	$196,933	$197,489	$200,708
Less: Assets from discontinued operations	(342)		(362)	(5)	(4)	(16)
Total assets from continuing operations	198,958		197,141	196,928	197,485	200,692
Less: Intangible assets (1)	(14,030)		(13,983)	(14,024)	(14,011)	(14,044)
Tangible assets	$184,928		$183,158	$182,904	$183,474	$186,648

Non-GAAP TCE Ratio
Tangible common equity	$13,520		$12,558	$12,037	$11,259	$10,330
Tangible assets	184,928		183,158	182,904	183,474	186,648
TCE ratio(2)	7.3%		6.9%	6.6%	6.1%	5.5%

Non-GAAP Tier 1 Common Equity and Regulatory Capital Ratios
Total stockholders' equity	$27,550		$26,541	$26,061	$25,270	$24,374
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI (3)	(314)		(368)	(580)	(661)	(319)
Net (gains) losses on cash flow hedges recorded in AOCI(3)	95		86	79	73	80
Disallowed goodwill and other intangible assets	(13,993)		(13,953)	(13,993)	(14,023)	(14,078)
Disallowed deferred tax assets	(1,377)		(1,150)	(1,324)	(1,977)	(2,183)
Other	(2)		(2)	(2)	(2)	(1)
Tier 1 common equity	$11,959		$11,154	$10,241	$8,680	$7,873
Plus: Tier 1 restricted core capital items(4)	3,636		3,636	3,636	3,637	3,638
Tier 1 capital	$15,595		$14,790	$13,877	$12,317	$11,511
Plus: Long-term debt qualifying as Tier 2 capital	2,827		2,827	2,827	2,898	3,018
Qualifying allowance for loan and lease losses	1,825		3,748	3,726	5,836	5,802
Other Tier 2 components	20		29	24	25	4
Tier 2 capital	$4,672		$6,604	$6,577	$8,759	$8,824
Total risk-based capital(5)	$20,267		$21,394	$20,454	$21,076	$20,335

Risk-weighted assets(6)	$142,495		$127,043	$124,726	$124,038	$120,330

Tier 1 common equity ratio (7)	8.4	%(10)	8.8%	8.2%	7.0%	6.5%
Tier 1 risk-based capital ratio (8)	10.9	%(10)	11.6%	11.1%	9.9%	9.6%
Total risk-based capital ratio (9)	14.2	%(10)	16.8%	16.4%	17.0%	16.9%
___________________

(1)	Includes impact from related deferred taxes.
(2)	Calculated based on tangible common equity divided by tangible assets.
(3)	Amounts presented are net of tax.
(4)	Consists primarily of trust preferred securities.
(5)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(6)	Calculated based on prescribed regulatory guidelines.
(7)	Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets.
(8)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighed assets.
(9)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighed assets.
(10)	Regulatory capital ratios as of the end of Q1 2011 are preliminary and therefore subject to change once the calculations have been finalized.